UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): April 26, 2006

ROME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27481 (Commission File Number)	16-1573070 (IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York 13440-5810

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (315) 336-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 26, 2006, Rome Bancorp, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2006. The press release also announced the declaration of a quarterly dividend in the amount of 7.5 cents ($0.075) per common share, payable May 23, 2006 to stockholders of record as of May 8, 2006. The press release also announced that the Company's Board of Directors has authorized the repurchase of 5% of it outstanding common stock over the next twelve month period. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)	The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press Release issued by Rome Bancorp, Inc. on April 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROME BANCORP, INC.

By: /s/ Charles M. Sprock

Charles M. Sprock

Chairman of the Board, President and Chief Executive Officer

Date: April 27, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 26, 2006.